UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2007

StanCorp Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 SW Sixth Avenue

Portland, OR 97204

(Address of principal executive offices)

(971) 321-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

This amendment to the current report on Form 8-K dated May 23, 2007 is filed to include the final executed copies of the exhibits previously filed.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
1.1	Purchase Agreement dated May 23, 2007 between the Company and Merrill Lynch & Co., for itself and as representative for the underwriters named therein.

4.1	First Supplemental Indenture, dated May 29, 2007, between the Company and U.S. Bank National Association.

4.2	Replacement Capital Covenant dated May 29, 2007 for the benefit of holders of the Company’s 6.875% Senior Notes due 2012.

8.1	Opinion of Stoel Rives LLP as to certain federal income tax matters, dated May 29, 2007.

23.1	Consent of Stoel Rives LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StanCorp Financial Group, Inc.

Date: May 30, 2007	By:	/s/ CINDY J. MCPIKE
		Name:	Cindy J. McPike
		Title:	Senior Vice President and Chief Financial Officer